Exhibit 99.1

Annual Shareholder Meeting May 15, 2014 Nasdaq: ZAZA

Investor Notices Nasdaq: ZAZA 2 Forward-Looking Statements. This presentation and other written or oral statements made by or on behalf of ZaZa Energy Corporation (the “Company”) contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, including without limitation, statements and projections regarding the Company’s future financial position, operations, performance, business strategy, returns, budgets, reserves, levels of production and costs, statements regarding future commodity prices and statements regarding the plans and objectives of the Company’s management for future operations, are forward-looking statements. The Company’s forward looking statements are typically preceded by, followed by or include words such as “will,” “may,” “could,” “would,” “should,” “likely,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “goal,” “project,” “plan,” “intend” and similar words or expressions. The Company’s forward-looking statements are not guarantees of future performance and are only predictions and statements of the Company’s beliefs based on assumptions that may prove to be inaccurate. Forward-looking statements involve known, unknown or currently unforeseen risks and uncertainties that may be outside of the Company’s control and may cause the Company’s actual results and future developments to differ materially from those projected in, and contemplated by, such forward-looking statements. Risks, uncertainties and other factors that could cause the Company’s actual results to materially differ from the expectations reflected in the Company’s forward-looking statements include, without limitation, our registered public accounting firm has expressed doubt about our ability to continue as a going concern; fluctuations in the prices for, and demand for, oil, natural gas and NGLs; our substantial level of indebtedness; problems with our joint ventures or joint venture partners; our ability to raise necessary capital in the future; exploratory risks associated with new or emerging oil and gas formations; risks associated with drilling and operating wells; inaccuracies and limitations inherent in estimates of oil and gas reserves; our ability to replace oil and gas reserves; requirements to repurchase certain of our outstanding debt; and any other factors or risks listed in the reports and other filings that the Company has filed and may file with the Securities and Exchange Commission (the “SEC”). Any forward-looking statements made by the Company in this presentation and in other written and oral statements are based only on information currently available to the Company and speak only as of the date on which they are made. The Company undertakes no obligation to update or revise any of its forward-looking statements, whether as a result of new information, future developments or otherwise. Market & Industry Data. The market and industry data contained in this presentation and other written or oral statements made by or on behalf of the Company are based on management’s own estimates, internal company research, surveys and studies conducted by third parties and industry and general publications, and in each case, are believed by management to be reasonable estimates. The Company has not independently verified market and industry data from third party sources. This data is subject to change and cannot always be verified with complete certainty due to limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties inherent in any statistical survey of market or industry data. As a result, you should be aware that market and industry data set forth herein, and estimates and beliefs based on such data, may not be reliable. Cautionary Note. The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC’s definitions for such terms (and price and cost sensitivities for such reserves), and prohibits the disclosure of resources that do not constitute such reserves. This presentation and other written or oral statements made by or on behalf of the Company may contain certain terms, such as resource potential and exploration target size, that are by their nature more speculative than estimates of proved, probable and possible reserves and accordingly are subject to substantially greater risk of being actually realized. SEC guidelines strictly prohibit the Company from including such estimates in filings with the SEC. Investors are encouraged to consider closely the disclosure in our reports and other filings that the Company has filed and may file with the SEC, all of which are available on our website at www.zazaenergy.com or by written request to ZaZa Energy Corporation, Attn. Investor Relations, 1301 McKinney Street, Suite 2800, Houston, Texas 77010.

ZaZa 1 Year Ago Nasdaq: ZAZA 3 PROOF-OF-CONCEPT & RESTRUCTURING PHASE

ZaZa Today – Recent Milestones

POSITIONED FOR ACCELERATED VALUE CREATION FROM JOINT VENTURES

ZAZA ENERGY CORPORATION

- ✓ JV partner exercised all options to participate in ZaZa's entire Eaglebine acreage, approximately one year ahead of schedule
- ✓ Received total consideration of ~$94 million from our East Texas joint venture
- ✓ Drilled five JV appraisal wells (full carry), consisting of three vertical, product confirmation wells, one horizontal Eagle Ford well, and most recently our first horizontal Buda development well
- ✓ Completed two horizontal Sabine JV commitment wells in our Sweet Home acreage during 1Q14
- ✓ Strategically completed sale of non-core Moulton Eagle Ford assets as planned for approximately $38 million
- ✓ Reduced Senior Secured Notes to $15 million from $100 million

Total East Texas JV Consideration to ZaZa ($ MM) [1]	
Cash	$34.0
Production Interest	17.0
Acreage Interest	19.0
Initial Carry Value	24.0
Total to ZaZa	$94.0

1 Represents total consideration received from JV partner during 1Q13 through 2Q14

Production Net to ZaZa	
September 2013 Exit Rate Daily Production (Boe) [1]	314
December 2013 Exit Rate Daily Production (Boe) [1]	449
March 2014 Exit Rate Daily Production (Boe) [1]	+650
April 2014 Full Month Daily Production (Boe) [2]	740
April 2014 Peak Rate Daily Production (Boe) [2]	958
April 2012 All Time Peak Rate Daily Production (Boe)	~1,300

[1] Source: Q4 2013 ZaZa earning's call
[2] Source: Q1 2014 ZaZa earning's call

Nasdaq: ZAZA

4

Company Snapshot

AN EMERGING EAGLEBINE AND EAGLE FORD EAST PRODUCER

ZAZA ENERGY CORPORATION

- ZaZa Energy is an E&P company operating primarily through two joint ventures in the Eaglebine trend in East Texas and the Eagle Ford trend in South Texas
- 25% working interest in ~140,000 Eaglebine/Eagle Ford East acres (~35,000 net to ZaZa) in Walker, Madison and Grimes Counties with a leading independent operator
- 25% working interest in ~8,000 Eagle Ford acres (~2,000 net to ZaZa) in Lavaca and Dewitt Counties with Sabine Oil & Gas LLC, a First Reserve portfolio company
- Recently acquired ~5,000 net acres (100% to ZaZa) of stacked pay potential in Houston and Leon Counties



East Texas Sand/Silt Play
Higher sand content
Eaglebine/Eagle Ford East Play
Higher silt content
Low resistivity log signature
Generally East of San Marcos Arch
Eaglebine (core asset)
Mature Eagle Ford Play
Higher carbonate content
Higher resistivity log signature
West of San Marcos Arch
Headquarters
Cretaceous Shelf Margins
EDWARDS SHELF EDGE
Eagle Ford
Eaglebine Key Technical Facts
Depth: 10,500’-12,500’
Thickness: 200’-400’
Porosity: 8-12%
Pressure gradient: 0.56 psi/ft
Total Organic Content: 2-9%

Source: Drilling-Info, investor presentations and other publicly available information

Nasdaq: ZAZA

5

East Texas Multiple Stacked Pay Opportunities Nasdaq: ZAZA 6 REMAIN FOCUSED IN EAST TEXAS AREA OF EXPERTISE Eaglebine JV

Eaglebine/Eagle Ford East JV Nasdaq: ZAZA 7 . ZaZa maintains one of the most consolidated acreage holdings in the region . JV appraisal activity to date has identified multiple zones of productive oil and gas . Broad range of well types and reservoir completions provide perspective on multiple stacked pay opportunities . JV allows ZaZa to leverage operating partner’s deep technical bench APPRAISAL ACTIVITY TO DATE Note: Locations based on RRC filings

Liquidity Analysis Through Year-End 2014 Nasdaq: ZAZA 8 OPTIMIZED BALANCE SHEET AND FINANCIAL POSITION Cash Flows From 3/31/14 Through Year-End 2014 ($ in millions) Run-Rate Net Revenue 1 $6.0 Cash Balance 2 $10.7 Remaining Carry Value from East Texas JV 3 $14.5 Projected Cash G&A 4 $7.7 Projected Cash Interest Payments 4 $6.7 Discretionary Capex 4 $2.0 1 2 Balance as of 3/31/14 per 1Q14 10-Q 3 4 Source: 1Q14 10-Q Based on revenue minus LOE for 3 months ended 3/31/14 (per 1Q14 10-Q) grossed up for 9 months Balance as of 3/31/14; derived from 1Q14 10-Q and 1Q14 ZaZa earnings call $16.7 million $16.4 million Sources of Cash Uses of Cash

2014 Growth Catalysts Nasdaq: ZAZA 9 COMMITTED TO MAXIMIZING SHAREHOLDER VALUE 2014 Catalysts . Fractured Buda/Eaglebine/Eagle Ford East JV . Continue to test and evaluate the play . Two new horizontal development well results expected early-mid summer . Other growth opportunities . Recently accumulated ~5,000 net acres (100% to ZaZa) of stacked pay potential in Houston and Southeastern Leon Counties . Plans to vend this position into a joint venture during 2H14 or 1Q15 . Maintain financial flexibility . Implement tailored financing strategy to fund future growth opportunities . Committed to preserving upside potential for shareholders Company Has Been Streamlined and is Strategically Positioned to Enter its Growth Phase

2014 Net Production Nasdaq: ZAZA 10 PRODUCTION INCREASING FROM JOINT VENTURES 689 0.00 0.50 1.00 1.50 2.00 2.50 3.00 1/1/2014 2/1/2014 3/1/2014 4/1/2014 5/1/2014 6/1/201 - 200 400 600 800 1,000 1,200 ZaZa Energy 2014 Net Production OIL bbl BOE GAS mmcf BOE Trend mmcf bbls

Nasdaq: ZAZA 11 ZaZa Energy Corporation